FOR IMMEDIATE RELEASE:

Investor Contact:
Tom Line—Chief Financial Officer
614-255-5989 (tline@diamond-hill.com)

Media Contact:
Lara Hoffmans—Managing Director-Marketing
614-255-5550 (lhoffmans@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC. REPORTS RESULTS FOR
THIRD QUARTER 2024 AND DECLARES QUARTERLY DIVIDEND

    COLUMBUS, Ohio - November 4, 2024 -- Diamond Hill Investment Group, Inc. (Nasdaq: DHIL) today reported unaudited financial results for the third quarter of 2024.

The following are selected highlights for the quarter ended September 30, 2024:

•Assets under management (“AUM”) and assets under advisement (“AUA”) combined were $33.2 billion, compared to $29.2 billion as of December 31, 2023, and $26.6 billion as of September 30, 2023.
•Average AUM and AUA combined were $32.4 billion, compared to $27.8 billion for the third quarter of 2023.
•Net client outflows were $22.0 million, compared to $343.0 million of net outflows for the third quarter of 2023.
•Revenue was $39.0 million, compared to $35.6 million for the third quarter of 2023.
•Net operating profit margin was 26%, compared to 35% for the third quarter of 2023.
•Adjusted net operating profit margin1 was 32%, compared to 33% for the third quarter of 2023.
•Investment income was $9.7 million, compared to investment loss of $4.6 million for the third quarter of 2023.
•Net income attributable to common shareholders was $14.6 million, compared to $6.5 million for the third quarter of 2023.
•Earnings per share attributable to common shareholders - diluted was $5.35, compared to $2.20 for the third quarter of 2023.
•Adjusted earnings per share attributable to common shareholders - diluted2 was $3.35, compared to $2.85 for the third quarter of 2023.
•The Company returned approximately $7.5 million to its shareholders - $3.4 million through the repurchase of 22,376 common shares and $4.1 million through a dividend of $1.50 per common share.

“We continue making progress in diversifying our asset base, vehicle offerings and client types,” said Heather Brilliant, CEO. “This is reflected in total fixed income assets reaching $5.5 billion in Q3, the recent launch of our Core Plus Bond Strategy and Securitized Credit Fund, which is offered as an interval fund. Both leverage our deep expertise in securitized assets and expand our ability to deliver great outcomes for a broader array of clients.”
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1 Adjusts the financial measure calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of any consolidated funds. During the third quarter of 2024, no Diamond Hill Funds were consolidated; during the third quarter of 2023, the Diamond Hill International Fund was consolidated. Each Diamond Hill Fund consolidated during the applicable period is referred to as a “Consolidated Fund.” See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

2 Adjusts the financial measure calculated in accordance with GAAP for the impact of the Consolidated Fund(s) and investment income related to certain other investments. See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

Capital Allocation:

The Company’s board of directors approved the payment of a regular quarterly cash dividend of $1.50 per common share. The dividend will be paid on December 6, 2024, to the Company’s shareholders of record as of the close of business on November 22, 2024.

The Company’s board of directors also approved a new repurchase plan, authorizing management to repurchase up to $50 million DHIL common shares in the open market and in private transactions in accordance with applicable securities laws. This new program will expire on November 4, 2026, or upon the earlier completion of all authorized purchases under the program.

Selected Income Statement Data

	Three Months Ended September 30,
	2024	2023	% Change
Revenue	$39,018,232	$35,554,280	10%
Compensation and related costs, excluding deferred compensation expense (benefit)	19,509,116	17,837,787	9%
Deferred compensation expense (benefit)	2,250,168	(859,252)	NM
Other expenses	7,041,477	6,214,551	13%
Total operating expenses	28,800,761	23,193,086	24%
Net operating income	10,217,471	12,361,194	(17)%
Investment income (loss), net	9,668,961	(4,636,952)	NM
Net income before taxes	19,886,432	7,724,242	157%
Income tax expense	(5,241,839)	(2,523,649)	108%
Net income	14,644,593	5,200,593	182%
Net income attributable to redeemable noncontrolling interest	—	1,272,839	NM
Net income attributable to common shareholders	$14,644,593	$6,473,432	126%

Earnings per share attributable to common shareholders - diluted	$5.35	$2.20	143%
Weighted average shares outstanding - diluted	2,738,588	2,939,055	(7)%

	Nine Months Ended September 30,
	2024	2023	% Change
Revenue	$111,974,495	$102,895,420	9%
Compensation and related costs, excluding deferred compensation expense	55,987,247	51,600,045	9%
Deferred compensation expense	4,571,396	1,867,983	145%
Other expenses	20,762,944	18,338,448	13%
Total operating expenses	81,321,587	71,806,476	13%
Net operating income	30,652,908	31,088,944	(1)%
Investment income, net	18,380,048	9,722,494	89%
Net income before taxes	49,032,956	40,811,438	20%
Income tax expense	(13,246,590)	(11,338,849)	17%
Net income	35,786,366	29,472,589	21%
Net income attributable to redeemable noncontrolling interest	—	(859,126)	NM
Net income attributable to common shareholders	$35,786,366	$28,613,463	25%

Earnings per share attributable to common shareholders - diluted	$12.90	$9.61	34%
Weighted average shares outstanding - diluted	2,774,819	2,977,853	(7)%

Selected Assets Under Management and Assets Under Advisement Data

	Change in AUM and AUA
	For the Three Months Ended September 30,
(in millions)	2024	2023
AUM at beginning of the period	$29,291	$26,066
Net cash inflows (outflows)
Diamond Hill Funds	423	(260)
Separately managed accounts	(313)	(251)
Collective investment trusts	(23)	184
Other pooled vehicles	(109)	(16)
	(22)	(343)
Net market appreciation (depreciation) and income	2,006	(740)
Increase (decrease) during the period	1,984	(1,083)
AUM at end of the period	31,275	24,983
AUA at end of period	1,957	1,638
Total AUM and AUA at end of period	$33,232	$26,621

Average AUM during the period	$30,488	$26,004
Average AUA during the period	1,928	1,756
Total average AUM and AUA during the period	$32,416	$27,760

	Change in AUM and AUA
	For the Nine Months Ended September 30,
(in millions)	2024	2023
AUM at beginning of the period	$27,418	$24,763
Net cash inflows (outflows)
Diamond Hill Funds	632	(349)
Separately managed accounts	(661)	(340)
Collective investment trusts	394	67
Other pooled vehicles	(40)	260
	325	(362)
Net market appreciation and income	3,532	582
Increase during the period	3,857	220
AUM at end of the period	31,275	24,983
AUA at end of period	1,957	1,638
Total AUM and AUA at end of period	$33,232	$26,621

Average AUM during the period	$29,333	$25,495
Average AUA during the period	1,870	1,796
Total average AUM and AUA during the period	$31,203	$27,291

	Net Cash Inflows (Outflows) Further Breakdown
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(in millions)	2024	2023	2024	2023
Net cash inflows (outflows)
Equity	$(477)	$(732)	$(1,199)	$(1,448)
Fixed Income	455	389	1,524	1,086
	$(22)	$(343)	$325	$(362)

About Diamond Hill:
Diamond Hill invests on behalf of clients through a shared commitment to its valuation-driven investment principles, long-term perspective, capacity discipline and client alignment. An independent active asset manager with significant employee ownership, Diamond Hill’s investment strategies include differentiated U.S. and international equity, alternative long-short equity and fixed income.

Non-GAAP Financial Measures and Reconciliation

As supplemental information, the Company is providing certain financial measures that are based on methodologies other than GAAP (“non-GAAP”). Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently from similarly titled non-GAAP measures used by other companies. The following schedules reconcile the differences between financial measures calculated in accordance with GAAP and non-GAAP financial measures for the three-month and nine-month periods ended September 30, 2024 and 2023, respectively. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as well as the Company’s condensed consolidated financial statements and related notes included elsewhere in this report.

	Three Months Ended September 30, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$28,801	$10,217	$9,669	$5,242	$14,645	$5.35	26%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(2,250)	2,250	(2,250)	—	—	—	6%
Other investment income(3)	—	—	(7,419)	(1,956)	(5,463)	(2.00)	—
Adjusted Non-GAAP basis	$26,551	$12,467	$—	$3,286	$9,182	$3.35	32%

	Three Months Ended September 30, 2023
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$23,193	$12,361	$(4,637)	$2,524	$6,473	$2.20	35%
Non-GAAP Adjustments:
Deferred compensation liability(1)	859	(859)	859	—	—	—	(2)%
Consolidated Fund(2)	—	121	3,269	593	1,525	0.52	—
Other investment income(3)	—	—	509	143	366	0.13	—
Adjusted Non-GAAP basis	$24,052	$11,623	$—	$3,260	$8,364	$2.85	33%

	Nine Months Ended September 30, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$81,322	$30,653	$18,380	$13,247	$35,786	$12.90	27%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(4,571)	4,571	(4,571)	—	—	—	4%
Other investment income(3)	—	—	(13,809)	(3,731)	(10,078)	(3.64)	—
Adjusted Non-GAAP basis	$76,751	$35,224	$—	$9,516	$25,708	$9.26	31%

	Nine Months Ended September 30, 2023
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$71,806	$31,089	$9,722	$11,339	$28,613	$9.61	30%
Non-GAAP Adjustments:
Deferred compensation liability (1)	(1,868)	1,868	(1,868)	—	—	—	2%
Consolidated Fund(2)	—	330	(4,148)	(840)	(2,119)	(0.71)	—
Other investment income(3)	—	—	(3,706)	(1,053)	(2,653)	(0.89)	—
Adjusted Non-GAAP basis	$69,938	$33,287	$—	$9,446	$23,841	$8.01	32%

(1) This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the Company’s deferred compensation plans’ liability and the related net gains/losses on investments designated as an economic hedge against the related liability. Amounts deferred under the deferred compensation plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to offset the non-operating investment income or loss realized on the hedges against the related compensation expense and remove the net impact to help readers understand the Company’s core operating results and to improve comparability from period to period.
(2) This non-GAAP adjustment removes the impact that the Consolidated Fund has on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Fund. The adjustment to net operating income represents the operating expenses of the Consolidated Fund, net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Fund, net of redeemable non-controlling interests. The Company believes removing the impact of the Consolidated Fund helps readers understand its core operating results and improves comparability from period to period.
(3) This non-GAAP adjustment represents the net gains or losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the deferred compensation plans’ liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income or loss items helps readers understand the Company’s core operating results and improves comparability from period to period.
(4) The income tax expense impacts were calculated and resulted in the overall non-GAAP effective tax rates of 26.4% for the three months ended September 30, 2024, 28.0% for the three months ended September 30, 2023, 27.0% for the nine months ended September 30, 2024, and 28.4% for the nine months ended September 30, 2023.

The Company does not recommend that investors consider non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

Cautionary Note Regarding Forward-Looking Statements
Throughout this press release, the Company may make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended (the “PSLR Act”), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are provided under the “safe harbor” protection of the PSLR Act of 1995. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of AUM or AUA, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements.
Factors that may cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements are discussed under Part I, Item 1A (Risk Factors) and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. These factors include, but are not limited to: (i) any reduction in the Company’s AUM or AUA; (ii) withdrawal, renegotiation, or termination of investment advisory agreements; (iii) damage to the Company’s reputation; (iv) failure to comply with investment guidelines or other contractual requirements; (v) challenges from the competition the Company faces in its business; (vi) challenges from industry trends towards lower fee strategies and model portfolio arrangements; (vii) adverse regulatory and legal developments; (viii) unfavorable changes in tax laws or limitations; (ix) interruptions in or failure to provide critical technological service by the Company or third parties; (x) adverse civil litigation and government investigations or proceedings; (xi) failure to adapt to or successfully incorporate technological changes, such as artificial intelligence, into the Company’s business; (xii) risk of loss on the Company’s investments; (xiii) lack of sufficient capital on satisfactory terms; (xiv) losses or costs not covered by insurance; (xv) a decline in the performance of the Company’s products; (xvi) changes in interest rates and inflation; (xvii) changes in national and local economic and political conditions; (xviii) the continuing economic uncertainty in various parts of the world; (xix) the after-effects of the COVID-19 pandemic and the actions taken in connection therewith; (xx) political uncertainty caused by, among other things, political parties, economic nationalist sentiments, tensions surrounding the current socioeconomic landscape; and (xxi) other risks identified from time-to-time in the Company’s public documents on file with the U.S. Securities and Exchange Commission.
In light of the significant uncertainties in forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that its expectations, objectives and plans will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company and speak only as of the date hereof. Readers are cautioned not to place undue reliance on forward-looking statements. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company assumes no obligation to update any forward-looking statements after the date they are made, whether as a result of new information, future events or developments or otherwise, except as required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com